UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Trans World Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRANS WORLD CORPORATION

April 20, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the law offices of Elias, Matz, Tiernan & Herrick L.L.P., 734 15th Street, N.W., 11th Floor, Washington, D. C. 20005 on Wednesday, May 30, 2012 at 10:00 a.m. Eastern time.  The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders.  For the reasons set forth in the attached Proxy Statement, the Board unanimously recommends that you vote “FOR” the Board’s nominees for director and “FOR” each other matter to be considered.  Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

Rami S. Ramadan

President, Chief Executive Officer and

Chief Financial Officer

_____________________________

545 FIFTH AVENUE, SUITE 940, NEW YORK, NEW YORK 10017

TEL:  212.983.3355  FAX:  212.983.8129

WWW.TRANSWC.COM

TRANS WORLD CORPORATION

545 Fifth Avenue, Suite 940

New York, New York 10017

(212) 983-3355

_______

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 30, 2012

_________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Annual Meeting”) of Trans World Corporation (“TWC” or the “Company”) will be held at the law offices of Elias, Matz, Tiernan & Herrick L.L.P., 734 15th Street, N.W., 11th Floor, Washington, D. C. 20005 on Wednesday, May 30, 2012 at 10:00 a.m. Eastern time.  At the meeting, the holders of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), will act on the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

(1)           To elect five (5) directors for a one-year term or until their successors are elected and qualified;

(2)           To ratify the appointment by the Board of Directors of Rothstein, Kass & Company, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012; and,

(3)           To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.  Except with respect to the procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other such business.

The Board of Directors has fixed April 18, 2012 as the voting record date for the determination of the holders of the Company’s Common Stock, entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

Please note that the rules governing brokers have changed recently. Brokers may not vote your shares on the election of directors or any other non-routine matters if you have not given your broker specific instructions as to how to vote. Please vote your proxy in order to give your broker specific voting instructions so that your vote can be counted.

BY ORDER OF THE BOARD OF DIRECTORS

Rami S. Ramadan

President, Chief Executive Officer and

Chief Financial Officer

New York, New York

April 20, 2012

IMPORTANT NOTICE REGARING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2012:  Copies of the Annual Report to Stockholders, the Notice of Annual Meeting of Stockholders, the Proxy Statement and the Proxy Card for the 2012 Annual Meeting are available via the internet at www.transwc.com in the “Investor Relations” section.

Each stockholder and guest attending the Annual Meeting may be required to present valid picture identification for admission.  Persons holding shares in “street name” (i.e. through a broker or other nominee) will need to present their brokerage statement reflecting stock ownership as of the record date upon check in at the meeting.  Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

It is important that your shares be represented regardless of the number you own.  Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided.  If you attend the meeting, you may vote either in person or by proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.

TRANS WORLD CORPORATION

_______________

PROXY STATEMENT

_______________

ANNUAL MEETING OF STOCKHOLDERS

May 30, 2012

GENERAL

This Proxy Statement is furnished to holders of the Common Stock, par value $0.001 per share (“Common Stock”), of Trans World Corporation, a Nevada corporation (“TWC” or the “Company”).  Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the law offices of Elias, Matz, Tiernan & Herrick L.L.P., 734 15th Street, N.W., 11th Floor, Washington, D. C. 20005 on Wednesday, May 30, 2012 at 10:00 a.m. Eastern time or at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders.  This Proxy Statement is first being mailed to stockholders on or about April 20, 2012.

The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein.  If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein; (ii) FOR ratification of the appointment of Rothstein, Kass & Company, P.C., as the Company’s independent registered public accountants for fiscal 2012; and (iii) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the proxy holder.  Any holder of shares of the Company’s Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence.  Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

VOTING

Only holders of record of the Common Stock at the close of business on April 18, 2012 (“Voting Record Date”) will be entitled to vote at the Annual Meeting.  On the Voting Record Date, there were 8,871,635 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding.  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock of the Company entitled to vote on the matters presented will constitute a quorum for the transaction of business at the Annual Meeting.  Thus, the presence of the holders of Common Stock representing at least 4,435,819 votes will be required to establish a quorum.  The withdrawal of any stockholder after the Annual Meeting has commenced, will have no effect on the existence of a quorum.  Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.  Directors are elected by a plurality of the votes cast with a quorum present.  A properly executed proxy that strikes through the name of one or more Directors or is marked “withhold authority” with respect to all of the nominees for Director will not be voted with respect to the director or directors indicated.  The five persons who receive the greatest number of votes of the holders of shares of Common Stock entitled to vote at the Annual Meeting will be elected directors of the Company.  Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors.  The affirmative vote of the holders of majority of all of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is required to approve the proposal to ratify the appointment of the independent registered public accountants.  Because of the votes required, abstentions will have the same effect as a vote against this proposal.

For the purposes of determining whether a proposal has received the requisite vote of the holders of the Common Stock in instances where brokers are prohibited from exercising or choose not to exercise discretionary authority for beneficial owners who have not provided voting instructions (so-called “broker non-votes”), those shares of Common Stock will not be included in the vote totals and, therefore, will have no effect on the vote on any of such proposals. Pursuant to the Financial Industry Regulatory Authority’s (formerly the National Association of Securities Dealers Inc.) (“FINRA”) Conduct Rules, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if:  1) the broker holds the shares as executor, administrator, guardian or trustee or is a similar representative or fiduciary with authority to vote; or, 2) the broker is acting pursuant to the rules of any national securities exchange of which the broker is also a member.

Prior to 2010, the election of directors was considered a routine matter for which brokers were permitted to vote shares without customer direction. Brokers are now no longer permitted to vote shares for the election of directors in this manner. Therefore, we urge you to give voting instructions to your broker on both proposals at least 10 days before the date of the Annual Meeting, or by May 18, 2012 so that your broker will have sufficient time to vote for you.  Shares that are not voted by a broker given the absence of customer direction are called “broker non-votes.” Broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered votes for or against a proposal and therefore will have no direct impact on any proposal. Under these rules, absent authority or directions described above, brokers will not be able to vote on the election of directors, but will be able to vote to ratify the Board’s selection of independent accountants.

On April 18, 2012, directors and executive officers beneficially owned 3,916,051 shares of Common Stock or 41.8% of the total shares of Common Stock outstanding at such date.  It is anticipated that all of such shares will be voted FOR the election of the nominees of the Company’s Board of Directors and FOR the ratification of the selection of Rothstein, Kass & Co., P.C. as the Company’s independent registered public accountants.  Final voting results will be filed with the SEC in a Form 8-K four business days after the Annual Meeting.

CORPORATE GOVERNANCE PRINCIPLES

The Securities and Exchange Commission (“SEC”) and The NASDAQ Stock Market have promulgated rules to address certain requirements of the Sarbanes-Oxley Act of 2002 dealing with corporate governance.  In accordance with those rules, the Company’s Board of Directors and its Audit, Compensation and Nominating Committees adopted in the first quarter of 2004 governance principles to provide guidance for the Board and those committees to ensure effective corporate governance.  These governance principles are summarized below.  The committee charters are described in the sections of this Proxy Statement that discuss the duties and responsibilities of those committees.

Board Purpose and Responsibilities

The business of TWC is managed under the direction of its Board of Directors.  The Board represents and acts on behalf of all stockholders and the Company and is responsible for establishing and helping the Company achieve its business objectives through oversight, review and counsel.  The Board’s responsibilities include, among other things:

• approving and monitoring critical business and financial strategies;

• assessing major risks facing the Company, and options for their mitigation;

• approving and monitoring major corporate actions;

• overseeing processes designed to ensure TWC’s and the Company employees’ compliance with applicable laws and regulations and the Company’s Code of Ethics for Executive Officers;

• overseeing processes designed to ensure the accuracy and completeness of the Company’s financial statements;

• monitoring the effectiveness of TWC’s internal controls;

• selecting, evaluating, and setting appropriate compensation for the chief executive officer upon the recommendation of the Compensation Committee of the Board;

• reviewing the recommendations of management for, and electing, the Company’s executive officers; and,

• overseeing the compensation of the Company’s executive officers elected by the Board.

Governance Guidelines

The Board of Directors has determined that to be considered independent, an outside director may not have a direct or indirect material relationship with the Company.  A material relationship is one which impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its stockholders.  In determining whether a material relationship exists, the Board considers a number of factors, which may include, for example, the purchase or sales of goods and/or services between the Company and an entity with which a director is affiliated (as an executive officer, partner or substantial stockholder).  The Audit Committee reviews the Board’s approach to determining director independence periodically and recommends changes as appropriate for consideration and approval by the full Board.

Consistent with these considerations, the Board has reviewed all relationships between the Company and the members of the Board.  Except for Mr. Ramadan, who serves as the Company’s president, chief executive officer and chief financial officer and as a member of the Company’s Board of Directors, the remaining four members of the Company’s Board of Directors consist of independent directors who meet the requirements of rules for independence promulgated by the SEC, by The NASDAQ Stock Market and the New York Stock Exchange/American Stock Exchange (“NYSE/AMEX”).  Notwithstanding the number of shares beneficially owned by Mr. Ewing, the Board found him to be independent under the applicable rules and guidelines.

The Board of Directors has adopted corporate governance guidelines that set forth certain Board policies including:

• qualifications for employee and non-employee Board members;

• how often the Board will meet, provisions for special meetings of the Board and the expectation of director attendance;

• when a Board member should not participate in Board discussions or vote on a Board matter;

• restrictions on service on the Boards of other companies;

• the purpose and responsibilities of the Board committees;

• committee membership and leadership;

• the Board’s ability to meet with TWC employees without the presence of executive officers to obtain information;

• the Board’s ability to hire such independent advisers, including attorneys, accountants and other consultants, as it deems necessary or appropriate to carry out its duties; and,

• stockholder access to the Board.

A copy of the Company’s Corporate Governance Guidelines and the Board Committee Charters are available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will also be furnished without charge to any stockholder upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Ethical Standards

The Board of Directors also codified principles and guidelines for the Company’s executive officers.  The Code of Ethics for Executive Officers (the “Code of Ethics”) requires that TWC’s executive officers affirmatively agree to:

• engage in honest and ethical conduct;

• avoid conflicts of interest;

• take all reasonable measures to protect the confidentiality of non-public information about TWC and its customers;

• produce full, accurate, timely and understandable disclosure in reports filed with the SEC;

• comply with any applicable governmental laws, rules and regulations; and,

• report any possible violation of the Code to TWC’s chief financial officer.

A copy of the Company’s Code of Ethics is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.  If the Company amends or waives the Code of Ethics with respect to the chief executive officer, principal financial or principal accounting officer, it will describe the amendment or waiver in a Form 8-K to be filed with the SEC under applicable regulations.

The Board’s Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, including reviewing information regarding the Company’s credit, liquidity and operations, as well as reports from management on enterprise risk and committee reports. The Compensation Committee is responsible for overseeing the management of risks relating to TWC’s executive compensation. The Audit Committee is responsible for overseeing the management of financial risks. The Board as a whole is responsible for overseeing the management of risks associated with Board independence and potential conflicts of interests. While each committee is responsible for evaluating and overseeing the management of such risks, the entire Board is regularly informed of each committee’s analysis.

Compensation Risk Assessment

The Company does not believe that TWC currently has overall compensation practices that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee reviewed the compensation policies and practices for all employees, including executive officers. The Compensation Committee considered whether the compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Compensation Committee does not believe that the compensation program encourages excessive or inappropriate risk-taking. The Compensation Committee believes that the design of the compensation program, which includes a mix of annual and long-term incentives, cash and equity awards and retention incentives, is balanced and does not motivate imprudent risk-taking.

Communications with the Board of Directors

The Board of Directors has established a process for stockholders to communicate with members of the Board.  If you have any concern, question or complaint regarding TWC or regarding its compliance with any policy or law, or would otherwise like to contact the Board, or any individual member of the Board, you can reach the Company’s Board of Directors by addressing your correspondence to:  Attention: Board of Directors (or the name of the individual director or Board Committee), Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.  Inquiries can be submitted anonymously and confidentially (to the extent permitted by law).

All inquiries are received and reviewed by the Company’s president, chief executive and chief financial officer, who must forward to the Board of Directors all items received.  If appropriate, such officer will also direct inquiries most properly addressed by officers of the Company to those officers to ensure that the inquiries are responded to in a timely manner.  The Board of Directors, or, if appropriate, a committee of the Board (such as the Audit Committee if the matter relates to accounting, auditing or internal controls), will discuss these inquiries internally and will direct any additional action it determines is necessary or appropriate.  The Board will resolve all Board-appropriate matters and will direct management as to how and when to respond to the inquiring stockholder or stockholders.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR

Election of Directors

The Bylaws of the Company provide that the Board shall consist of not less than three or more than nine members.  Currently, the membership of the Board is set at five and at present consists of five members.  The Nominating Committee of the Board has nominated the five individuals named below to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been elected and qualified.  All of the nominees are members of the current Board.  Each nominee has consented to serve if elected.  There are no arrangements or understandings between the persons named as nominees for director at the Annual Meeting and any other person pursuant to which such nominee was selected as a nominee for election as a director at the Annual Meeting.  No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

The Charter of the Nominating Committee of the Board of Directors specifies that the Nominating Committee is responsible for the recommendation of a nominee to the Board, or a replacement member to the Board when a vacancy occurs on the Board by reason of disqualification, resignation, retirement, death or an increase in the size of the Board.  When considering candidates for the Company’s Board of Directors, the Nominating Committee reviews the candidates’ applicable skills, taking into account current Board composition and Company circumstances.  The Committee evaluates, among other things, the qualifications of individual director candidates to determine the appropriate characteristics, skills and experience as outlined in the Company’s Corporate Governance Guidelines for the Board as a whole.  The Committee will consider director nominations by stockholders, using the same criteria as described above.  The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating shareholder’s ownership of Company stock should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

The Committee will consider, at a minimum, the following factors in recommending to the Board potential new Board members, or the continued service of existing members:

• the characteristics described in the Corporate Governance Guidelines (i.e., demonstrated character and integrity; experience at a strategy or policy setting level; high-level managerial experience in a relatively complex organization, or experience dealing with complex problems; an ability to work effectively with others; sufficient time to devote to the affairs of the Company; and freedom from conflicts of interest);

• whether the member or potential member assists in achieving a mix of Board members that represents a diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience;

• whether the member or potential member is subject to a disqualifying factor as described in the Corporate Governance Guidelines (i.e., relationships with competitors, customers, suppliers, contractors, investment bankers, counselors or consultants, or recent previous employment with the Company);

• whether an existing member has reached retirement age or a term limit as described in the Corporate Governance Guidelines;

• the member’s or potential member’s independence;

• whether the member or potential member would be considered a “financial expert” or “financially literate” as described in applicable statutes, listing standards, or Audit Committee guidelines;

• the extent of the member’s or potential member’s business experience, technical expertise, or specialized skills or experience;

• whether the member or potential member, by virtue of particular experience relevant to the Company’s current or future business, will add specific value as a Board member; and,

• any factors related to the ability and willingness of a new member to serve, or an existing member to continue his or her service.

The election of each nominee requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting.  Cumulative voting for directors is not permitted.  The Board recommends a vote FOR the election of each of the nominees listed below.  Because this is a non-discretionary voting item, brokerage firms that have not received voting instructions from their clients on this proposal may not vote on it. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for the proposal to elect the Company’s nominees for director.  See “Voting,” above.

If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board.  Alternatively, the proxies, at the Board’s discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence.  The Board has no reason to believe that any of the nominees will be unable to serve.

Nominees

The names of the nominees and other information about them, such as their directorships at public companies held at any time during the past five years, if applicable and their involvement in certain legal proceedings during the past 10 years, if applicable, are set forth below. In addition, the Company has included information about each nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director of the Company at the time TWC is filing this Proxy Statement, in light of the Company’s business and corporate structure.

Rami S. Ramadan, 62, has served as CEO and CFO since July 12, 1999 and President since August 2000. His most recent prior position was Executive Vice President of Finance for the Ian Schrager Hotels from November 1997 to July 1999. Prior to that, Mr. Ramadan held senior financial positions with Hyatt Hotels from January 1994 to November 1997, Euro Disney from October 1990 to December 1993 and Le Meridien Hotels from September 1975 to September 1990.  Mr. Ramadan’s prior business experience, as well as his service as the CEO/CFO of TWC, led the Board to nominate him as a qualified candidate for a position on TWC’s Board of Directors.

Julio E. Heurtematte, Jr., 76, is a private investor.  Since 1989 he has also been a consultant, specializing in international projects, trade and investments.  From 1963 to 1989, Mr. Heurtematte served with the Inter-American Development Bank in several capacities, the last as Deputy Manager for Project Analysis.  The Board has determined that Mr. Heurtematte should serve on TWC’s Board of Directors due to his past business experience, particularly in the banking industry.

Malcolm M. B. Sterrett, 69, is a private investor.  From 1989 to 1993, he was a partner at the law firm of Pepper Hamilton & Scheetz, in Washington, D.C. From 1988 to 1989, he served as General Counsel to the U.S. Department of Health and Human Services and from 1982 to 1988 he was a Commissioner on the U.S. Interstate Commerce Commission. Before that, he was Vice President and General Counsel to the United States Railway Association and served as Staff Director and Counsel to the U.S. Senate Committee on Commerce, Science and Transportation.  From 1998 to 2006, Mr. Sterrett had served as a member of the board of directors as well as on certain board committees of Telos Corporation (OTC: TLSKP.PK) in Ashburn, Virginia.  Due to Mr. Sterrett’s substantial legal experience and extensive public service, he has been nominated for a position on TWC’s Board of Directors.

Geoffrey B. Baker, 62, is a private investor and since 1983 has been a partner in a private investment firm and a member of various corporate and civic boards. A graduate of Stanford University and Georgetown University Law Center, Mr. Baker previously served as Legislative Director to U.S. Senator Lowell P. Weicker, Jr., and as Professional Staff Member on the U.S. Senate Committee on Commerce, Science and Transportation.  Due to Mr. Baker’s past investment and financial industry experience, he has been nominated for a position on TWC’s Board of Directors.

Timothy G. Ewing, 51, Mr. Ewing, a Chartered Financial Analyst, is the managing partner of Ewing & Partners and the manager of Value Partners, Ltd., a private investment partnership formed in 1989, and of the Endurance Partnerships, private investment partnerships formed in 2001.  Mr. Ewing has been a member of the board of directors of Cherokee, Inc. (NASDAQ:  CHKE) in Van Nuys, California since 1997.  In addition, he is the past chairman of the board and serves on the governing board of the Perot Museum of Nature & Science in Dallas, Texas.  He serves on the board of trustees of the Dallas Opera and the Dallas Opera Foundation, the board of trustees of the Baylor Healthcare System Foundation, and the advisory board of the University of Texas at Dallas’ Holocaust Studies Program.  The Board has determined that Mr. Ewing’s extensive experience in the financial industry and his substantial involvement with other corporate boards, make him a qualified candidate for TWC’s Board of Directors.

The Board of Directors recommends that you vote FOR the election of the above nominees for director.

Board of Directors Meetings and Committees of the Board

The Company’s Board of Directors, which is chaired by Mr. Sterrett in a non-executive role, has responsibility for establishing broad corporate policies and overall performance of TWC and is not involved in the day-to-day operating details of the Company’s business.  Members of the Board are kept informed of the Company’s business through various documents and reports provided by Mr. Ramadan, the Company’s Chief Executive Officer and Chief Financial Officer (“CEO” and “CFO”) and other officers of the Company and by participating in Board and Board committee meetings.  Each director has access to all books, records and reports of TWC, and members of management are available at all times to answer any director’s questions.

The Chairman of the Board organizes Board activities to enable the Board to effectively provide guidance to, and oversight and accountability of, management.  To fulfill that role, the Chairman, among other things, creates and maintains an effective working relationship with the CEO/CFO and other members of management and with the other members of the Board; provides the CEO/CFO ongoing direction as to Board needs, interests and opinions; and assures that the Board agenda is appropriately directed to the matters of greatest importance to the Company.  In carrying out his responsibilities, the Chairman preserves the distinction between management and oversight, maintaining the responsibility of management to develop corporate strategy and the responsibility of the Board to review and express its views on corporate strategy.  The functions of the Chairman include:

• presiding over all meetings of the Board of Directors and shareholders, including regular executive sessions of the Board in which the management director and other members of management do not participate;

• advising Committee chairs, in consultation with the CEO/CFO, on meeting schedules, agenda and information needs for the Board committees;

• coordinating periodic review of management’s strategic plan for the Company;

• coordinating the annual performance review of the CEO/CFO and other key senior managers;

• consulting with Committee Chairmen about the retention of advisors and experts;

• acting as the principal liaison between the independent directors and the CEO/CFO on sensitive issues;

• working with the Nominating Committee to develop and maintain the agreed-on definitions of the role of the Board and the organization, processes and governance guidelines necessary to carry it out;

• after consulting with other Board members and the CEO/CFO, making recommendations to the

Nominating Committee as to the membership of various Board Committees and Committee Chairmen; and,

• performing such other duties and services as the Board may require.

The Board holds biweekly telephone conference calls and meets in person on an as-needed basis.  The Board has established several committees, described below, which also meet on an as-required basis during the year.  The Board met via telephone conference call 22 times, in person twice and conducted business by written consent twice during the Company’s fiscal year ended December 31, 2011.  No director attended fewer than 75% of the total number of meetings of the Board or meetings of committees of the Board during the year ended December 31, 2011.  While the Company has no policy relating to director attendance at the Company’s annual meeting of shareholders, directors are encouraged to attend.  All of the Company’s directors attended the 2011 annual meeting of shareholders.  None of our directors have been involved in any legal proceedings that are material to an evaluation of the ability or integrity of any director.

The Board of Directors of TWC is authorized by its bylaws to elect members of its Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Company.  At December 31, 2011, TWC had the following three committees:

Audit Committee.  The Audit Committee has the responsibilities set forth in the Company’s Audit Committee Charter.  It reviews and approves internal accounting controls, internal audit operations and activities, the Company’s annual report and audited financial statements, the selection of the Company’s independent auditors, the activities and recommendations of the Company’s independent auditors, material changes in the Company’s accounting procedures, the Company’s policies regarding conflicts of interest and such other matters as may be delegated by the Board.  The Audit Committee is composed of Mr. Baker, the Committee’s Chairman, and Messrs.  Heurtematte and Sterrett, all of whom are non-employee, “independent” directors, with Mr. Heurtematte serving as the “audit committee financial expert.”  The Audit Committee met two times in person and conferred by telephone conference call four times in 2011.

A copy of the Company’s Audit Committee Charter, which was approved by the Board of Directors on May 14, 2004 and was reviewed by the Audit Committee on August 4, 2009, is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Compensation Committee.  The Compensation Committee, whose responsibilities are enumerated in the Company’s Compensation Committee Charter, sets the compensation for executive officers of the Company and sets the terms of grants of awards under the Company’s 2004 Equity Incentive Plan (“2004 Equity Plan”), and any other equity-based compensation plans adopted by the Company.  Additional information on the roles and responsibilities of the Compensation Committee is provided in Item 11. “Executive Compensation” in the Form 10-K for the year ended December 31, 2011 (the “Form 10-K”), which accompanies this Proxy Statement and which Item is incorporated herein by reference.  The Compensation Committee is composed of Mr. Heurtematte, the Committee’s Chairman, and Messrs. Baker, Ewing, and Sterrett, each of whom was considered to be “independent” as described above under “Corporate Governance Guidelines” and qualified as an “outside” director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.  The Compensation Committee met two times in person and conferred by telephone conference call once in 2011.

A copy of the Company’s Compensation Committee Charter, which was approved by the Board of Directors on May 14, 2004, is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Nominating Committee.  The Nominating Committee reviews, evaluates and recommends candidates for the Board, oversees and evaluates the Board and Company’s management appointments, selects Board committee chairs and membership, and performs any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with the Committee’s Charter, the Company’s Bylaws and applicable law.  The Nominating Committee, composed of Mr. Ewing, the Committee’s Chairman, and Messrs. Baker, Heurtematte, Ramadan and Sterrett, met once times in person in 2011.

The nominees for re-election to our Board of Directors at the 2012 Annual Meeting were formally nominated by the Nominating Committee and were approved by the Board of Directors on January 20, 2012.  Each of the nominees participated in the vote of the Board of Directors approving the director nominees.

A copy of the Company’s Nominating Committee Charter, which was approved by the Board of Directors on May 14, 2004, is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

The members of each of the above-described committees are considered by the Board to be “independent” under the rules promulgated by the SEC and The NASDAQ Stock Market.  There were no transactions or relationships between the directors or any members of their immediate families (or any entity of which a director or immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates except as set forth below in the section entitled “Certain Transactions.”

Compensation of Directors

For the year ended December 31, 2011, non-employee directors’ compensation included a cash retainer fee of $7,500 per quarter, per member.  In addition, during 2011, the non-executive chairman of the Board received an additional $1,250 per quarter, while each chairman of the Board’s three Committees received $625 per quarter.  To recognize the burden and importance of the Audit Committee, each member of this Committee is compensated an additional $1,250 per quarter, of which $625, or a greater portion of each member’s compensation, can be deferred by election to the Company’s Deferred Compensation Plan.  The unfunded Deferred Compensation Plan obligations are payable only in the form of the Company’s Common Stock upon the earlier of:  (i) a designated, in-service distribution date which must be a minimum of three (3) years from the year of the first deferral; (ii) separation from service; (iii) disability; (iv) a change in control of the Company; or (v) death.  All members of the Board are reimbursed for their out-of-pocket expenses in connection with attending Board meetings.  Full-time employee directors of the Company do not receive any fees for attending Board or Committee meetings.

The following table sets forth information concerning compensation paid or accrued by the Company to each member of the Board of Directors during the year ended December 31, 2011.  Mr. Ramadan has been omitted from the table as his compensation is fully reported in the Summary Compensation Table which is set forth in the Company’s Form 10-K for the year ended December 31, 2011 and is incorporated herein by reference.  See “Management Compensation,” below.

Name	Annual Retainer	Board of Director Chair Fees	Committee Chair Fees	Audit Committee Member	Election to Deferred Compensation Plan (1)	Total Fees Earned or Paid in Cash (2)

Geoffrey B. Baker	$30,000	$ --	$2,500	$5,000	($2,500)	$35,000

Timothy G. Ewing	$30,000	$ --	$2,500	$ --	($2,500)	$30,000

Julio E. Heurtematte, Jr.	$30,000	$ --	$2,500	$5,000	($2,500)	$35,000

Malcolm M.B. Sterrett	$30,000	$5,000	$ --	$5,000	($2,500)	$37,500

(1)          Pursuant to the Company’s adoption of the Deferred Compensation Plan in June 2006, each director elected to defer a portion of his quarterly retainer, which, for the year ended December 31, 2011, was $2,500 each for Mr. Baker, Mr. Ewing, Mr. Heurtematte and Mr. Sterrett, respectively.

(2)          No director received a stock award, option award, non-equity plan incentive compensation or other compensation, nor was there any change in pension value (no director has a Company pension) or in the value of nonqualified deferred compensation earnings, in this fiscal year.

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed “filed” with the SEC or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee, comprised of independent directors, met separately with the Company’s independent registered public accounting firm (the “independent auditors”), management and internal auditors to assure that all were carrying out their respective responsibilities. The Audit Committee discussed with, and received a letter from, the independent auditors confirming their independence. Both the independent auditors and the internal auditors had full access to the Audit Committee, including the ability to meet with the Audit Committee without management present.

The Audit Committee met with the independent auditors to discuss their fees and the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting.  The Audit Committee also discussed with the independent auditors their judgments regarding the quality and acceptability of the Company’s accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2011 with management.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees,” as may it be modified or supplemented.  The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by the Independence Standards Board Standard No. 1, as it may be modified or supplemented, and has discussed with the independent accountant, the independent accountant’s independence.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

By the Committee:

Geoffrey B. Baker, Chairman
Julio E. Heurtematte, Jr.
Malcolm M.B. Sterrett

BENEFICIAL OWNERSHIP OF COMMON STOCK

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Voting Record Date of April 18, 2012, unless otherwise noted, (a) by each shareholder who is known by the Company to own beneficially more than 5.0% of the outstanding Common Stock, (b) by each director who is also a nominee for director, (c) by each executive officer named in the Summary Compensation Table which is set forth in the Company’s Form 10-K for the year ended December 31, 2011 and is incorporated herein by reference, and by all executive officers and directors as a group.  Unless otherwise noted, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the shares indicated subject to community property laws where applicable. The business address for each director and officer of the Company is 545 Fifth Avenue, Suite 940, New York, New York 10017.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Ownership (1)

Value Partners, Ltd. (2)	3,326,679	37.5%
Special Situations Funds (3)	1,580,008	17.8
Wynnefield Funds (4)	1,483,548	16.7
Lloyd I. Miller, III (5)	790,923	8.9
SC Fundamental Funds Group (6)	468,735	5.3
Timothy G. Ewing (7)	3,345,223	37.6
Rami S. Ramadan (8)	482,808	5.2
Julio E. Heurtematte, Jr. (9)	29,340	*
Malcolm M.B. Sterrett (10)	29,340	*
Geoffrey B. Baker (11)	29,340	*
All directors and the executive officer as a group (5 persons) (12)	3,916,051	41.8%

*            Less than 1% of the issued and outstanding shares of the Company’s Common Stock.

(1)          The percentage of outstanding shares is based on 8,871,635 shares outstanding as of April 18, 2012 and, for certain individuals and entities, on reports filed with the SEC or on information provided directly to our Company by such individuals or entities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from April 18, 2012 upon the exercise of options and warrants. Each beneficial owner’s percentage ownership is determined by assuming that only options that are held by such person (but not those held by any other person) that are exercisable within 60 days from April 18, 2012 have been exercised. Included, as noted below, are shares of Common Stock issuable upon the exercise of options to purchase the Company’s Common Stock.

(2)          Value Partners, Ltd. is a Texas limited partnership, managed by Ewing & Partners, whose business address is 4514 Cole Avenue, Suite 740, Dallas, Texas 75205.  See Note (7) below.

(3)          AWM Investment Company, Inc. (“AWM”), whose address is 527 Madison Avenue, Suite 2600, New York, New York 10022, is the general partner of and investment adviser to the Special Situations Cayman Fund, L.P. (“SSCF”) and the investment adviser to the Special Situations Private Equity Fund, L.P. (“SSPEF”).  Austin W. Marxe and David M. Greenhouse are the principal owners of AWM.  Through their control of AWM, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of SSCF and SSPEF (collectively referred to as “Special Situations Funds”).  SSPEF beneficially owns 892,449 shares of Common Stock, while SSCF beneficially owns 687,559 shares of Common Stock.

(4)          Wynnefield Partners Small Cap Value LP and Wynnefield Partners Small Cap Value LP I are managed by Wynnefield Capital Management, LLC, while Wynnefield Small Cap Value Offshore Fund, Ltd is managed by Wynnefield Capital, Inc.  Wynnefield Capital Management, LLC (“WCM”) and Wynnefield Capital, Inc. (“WCI”) are private investment firms, whose same address is 450 Seventh Avenue, Suite 509, New York, New York 10123.  Nelson Obus and Joshua Landes share voting and investment control over the portfolio securities of WCM and WCI.  In addition, Mr. Obus beneficially owns Channel Partnership II, LP., thereby controlling in aggregate 1,491,048 shares of the Company’s Common Stock, while Mr. Landes controls 1,483,548 shares of Common Stock.  Of the beneficial ownership total, 1,335,353 of these said shares were acquired as a result of their participation in TWC’s two private placements.  Currently, Wynnefield Small Cap Value Offshore Fund, Ltd. beneficially owns 278,455 shares of Common Stock; Wynnefield Partners Small Cap Value LP beneficially owns 508,328 shares of Common Stock; Wynnefield Partners Small Cap Value LP I beneficially owns 696,765 shares of Common Stock; and Channel Partnership II LP beneficially owns 7,500 shares of Common Stock.

(5)          Mr. Lloyd I. Miller, III, whose address is 222 Lakeview Avenue, Suite 160-365, West Palm Beach, Florida 33401, beneficially owns 790,923 of the Company’s Common Stock, of which he has sole dispositive and voting power with respect to 624,256 shares as (i) a manager of a limited liability company that is the general partner of a certain limited partnership, (ii) the manager of a limited liability company that is the adviser to a certain family trust, and (iii) settlor of an individual retirement account, and shared dispositive and voting power with respect to 166,667 shares as co-member and co-manager of a limited liability company.

(6)          SC Fundamental Value Funds LP (“SCFVF”) and SC Fundamental Value BVI, Ltd (“SCFVBVI”), collectively referred to as SC Fundamental Value Funds, whose address is 747 Third Avenue, 27th Floor, New York, New York 10017, were participants in TWC’s private placements in December 2005.  SCFVF is managed by SC Fundamental LLC, as general partner, and beneficially owns 211,890 shares of Common Stock, while SCFVBVI is managed by SC BVI Partners, as investment advisor, and beneficially owns 256,845 shares of Common Stock.

(7)          Mr. Timothy G. Ewing is the managing partner of Ewing & Partners, which manages Value Partners, Ltd.  His beneficial ownership includes 3,326,679 shares of Common Stock, held by Value Partners, Ltd. (See also Note (2) above).  Effective the quarter ended September 30, 2006, as part of Mr. Ewing’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of a nominal increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan.  In addition to his beneficial ownership of Value Partners, Mr. Ewing also has 18,544 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(8)          Consists of 12,300 shares of Common Stock, 354,500 shares subject to incentive stock options granted to Mr. Ramadan, of which all have vested, 41,008 shares issuable under the Deferred Compensation Plan, plus 75,000 shares of restricted stock, none of which have vested.  See Part III, Item 11. “Executive Compensation – Outstanding Equity Awards at Fiscal Year End” of the Company’s Form 10-K for the year ended December 31, 2011, which is incorporated herein by reference.

(9)          Includes 24,029 shares of Common Stock and 400 shares of Common Stock subject to non-qualified ten-year options granted under the 1999 Director Plan, all of which were fully vested on the dates of grant.  Effective the quarter ended September 30, 2006, as part of Mr. Heurtematte’s participation in the Company’s Deferred Compensation Plan, quarterly option grants under the 1999 Director Plan were terminated for members of the Board of Directors in lieu of a nominal increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan.  Mr. Heurtematte also has 4,911 shares issuable under the Deferred Compensation Plan, for which he annually contributed a portion of his retainer fees.

(10)    Includes 24,029 shares of Common Stock and 400 shares of Common Stock subject to non-qualified ten-year options granted under the 1999 Director Plan, all of which were fully vested on the dates of grant.  Effective the quarter ended September 30, 2006, as part of Mr. Sterrett’s participation in the Company’s Deferred Compensation Plan, quarterly option grants under the 1999 Director Plan were terminated for members of the Board of Directors in lieu of a nominal increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan.  Mr. Sterrett also has 4,911 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(11)    Includes 24,029 shares of Common Stock and 400 shares of Common Stock subject to non-qualified ten-year options granted under the 1999 Director Plan, all of which were fully vested on the dates of grant.  Effective the quarter ended September 30, 2006, as part of Mr. Baker’s participation in the Company’s Deferred Compensation Plan, quarterly option grants under the 1999 Director Plan were terminated for members of the Board of Directors in lieu of a nominal increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan.  Mr. Baker also has 4,911 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(12)              See Notes (7), (8), (9), (10) and (11) above.

Equity Compensation Plan Information

The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of December 31, 2011.

Plan category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)

Equity compensation plans approved by security holders (1)	837,675	$ 3.80	17,270

Equity compensation plans not approved by security holders (2)

Total	837,675	$ 3.80	17,270

(1)       Represents all the outstanding options, issued under the 2004 Equity Plan and previous equity compensation plans.

(2)       Does not include accruals made under the Company’s Deferred Compensation Plan for directors and qualified employees who may only receive such amounts in shares of the Company’s Common Stock upon elected deferment terms.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC and FINRA by certain dates.  Officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the review of copies of such reports furnished to us, we believe that, for the year ended December 31, 2011, all executive officers, directors and 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.

Prior to June 2003, Value Partners held a controlling 57.5% of our issued and outstanding Common Stock.  Further, as part of its participation in the 2003 recapitalization, Value Partners received an additional 3,270,104 shares.  After the issuance of 2,809,188 and 1,000,000 shares of Common Stock as part of two separate private placements that occurred in December 2005 and August 2007, respectively, Value Partners’ beneficial ownership was reduced from 70.9% to 37.5% of our issued and outstanding Common Stock.  Mr. Ewing, one of our directors, can be considered to be a controlling person of Value Partners, and currently holds 37.6% ownership.

As part of their participation in the Company’s two private placements, Special Situations Private Equity Fund LLP and Special Situations Cayman Fund, LP, and Wynnefield Small Cap Value Offshore Fund, Ltd, Wynnefield Partners Small Cap Value LP and Wynnefield Partners Small Cap Value LP1, currently hold 17.8% and 16.7%, respectively, of our issued and outstanding Common Stock.  (See also “Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management” above, and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in the Company’s Form 10-K for the year ended December 31, 2011).

MANAGEMENT COMPENSATION

The Company hereby incorporates by reference all of the information set forth in “Item 11. Executive Compensation” in the Form 10-K for the year ended December 31, 2011 as filed by Company with the Securities and Exchange Commission (SEC File No. 000-25244) on March 8, 2012, a copy of which is enclosed with this proxy statement as part of the 2011 Annual Report to Stockholders.  The following disclosure may be found on the noted pages in the Form 10-K:

Topic	Page in Form 10-K

Executive Compensation	52
Compensation Discussion and Analysis	52
Effects of Compensation Programs on Risk	56
Compensation Committee Interlocks and Insider Participation	56
Summary Compensation Table	56
Equity Compensation Plans	57
Outstanding Equity Awards at Fiscal Year End	58
Option Exercises and Stock Vested	59
Nonqualified Deferred Compensation	59
Employment and Change in Control Agreements	59
Potential Payments upon Termination of Employment or a Change in Control	59
Director’s Compensation	60
Severance Agreement	61

CERTAIN TRANSACTIONS

The Company recognizes that relationships between the Company and outside entities can present potential or actual conflicts of interest.  Accordingly, the Company has a written Code of Ethics (“Code”) that requires executive officers to report actual and potential conflicts of interest.  Outside activities covered by the policy include those activities involving any director, executive officer, employee or members of their immediate families.

Each director and executive officer of the Company annually completes and submits to the Company a Director and Officer Questionnaire (the “D&O Questionnaire”).  The D&O Questionnaire requests, among other things, information regarding whether any director, executive officer or their immediate family members had an interest in any transaction, or proposed transaction, with the Company, or has a relationship with another entity or person which had or proposes to enter into such a transaction.

Management reviews the D&O Questionnaires to identify any potential conflict transactions.  All relevant relationships and any transactions, along with payables and receivables, are compiled for each person and affiliation.  If a conflict transaction is identified, management submits a report of the affiliation, relationship, transaction and appropriate supplemental information to the Audit Committee, which is comprised of independent directors, for its review.  Directors and executive officers are required to promptly advise the Company of any change in the information provided in their D&O Questionnaires. Management, with the advice of special counsel, is responsible for determining whether or not an actual or potential conflict of interest exists and establishing any controls required.

Item 404(a) of Securities and Exchange Commission’s Regulation S-K (“Item 404(a)”) provides for the disclosure of transactions involving amounts exceeding $120,000 in which the Company is a participant and in which a “related person” has a direct or indirect material interest (“related person transaction”).  The term “related person” is defined by Item 404(a) and includes directors, executive officers, director nominees, shareholders owning five percent or greater of the Company’s outstanding Common Stock and their immediate family members.  Management reviews the D&O Questionnaire in light of this Regulation in order to determine whether disclosure is required in the Proxy Statement.

No transactions concerning the Company’s directors, executive officers, the 5% beneficial holders, or immediate family members of these individuals require disclosure under Item 404(a) in this proxy statement.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors of the Company, on the recommendation of the Audit Committee of the Board, has appointed Rothstein, Kass & Co., P.C., independent registered public accountants, to perform the audit of the Company’s financial statements for the year ending December 31, 2012, and further directed that the selection of accountants be submitted for ratification by the stockholders at the Annual Meeting.

We have been advised by Rothstein, Kass & Co., P.C. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent accountants and clients.  Rothstein, Kass & Co., P.C. provided audit and non-audit services to the Company in 2010 and 2011, which are described below. It is not anticipated that Rothstein, Kass & Co., P.C. will have a representative at the Annual Meeting.

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Rothstein, Kass & Co., P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of specifically described audit, audit-related and tax services by the Committee on an annual basis. Individual engagements that are anticipated to exceed pre-established thresholds will be considered on a case by case basis.

The following table shows the fees that were billed to the Company by Rothstein, Kass & Co., P.C. for professional services rendered for the fiscal years ended December 31, 2011 and December 31, 2010.

Fee Category	2011	2010
Audit fees	$205,000	$205,000
Audit-related fees		10,500
Tax fees	45,000	45,000
All other fees
Total fees	$250,000	$260,500

Audit Fees.  This category includes fees for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services that are normally provided by Rothstein, Kass & Co., P.C. in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of TWC’s financial statements and are not included above under “Audit Fees.”

Tax Fees.  This category includes fees for tax compliance, tax advice, and tax planning.  These services include tax return preparation, expatriate tax services and international VAT tax planning.

All Other Fees.  This category includes all other fees not included in the above three categories.

Inclusion of this proposal in the proxy statement is not required by the Bylaws of TWC, but is being submitted to stockholders as a matter of good corporate practice.  In the event that stockholders fail to ratify the selection of Rothstein, Kass & Co., P.C., the Audit Committee and the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Rothstein, Kass & Co., P.C. as independent registered public accountants for the fiscal year ending December 31, 2012.

STOCKHOLDER PROPOSALS

Any proposal that a stockholder wishes to have presented at the 2013 Annual Meeting of Stockholders of the Company and included in the proxy materials used by the Company in connection with such meeting must be received at the principal executive office of the Company at 545 Fifth Avenue, Suite 940, New York, New York 10017, no later than December 11, 2012.  If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act it will be included in the Proxy Statement and set forth on the proxy card issued for the 2013 Annual Meeting of Stockholders.  It is urged that any such proposals be sent by certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to the Company’s Articles of Incorporation, which provide that business must be properly brought before the meeting by, or for the direction of, the Board of Directors, or otherwise properly brought before the meeting by a stockholder.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.  To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company.  A stockholder’s notice shall set forth as to each matter the stockholder proposes to bring before an annual meeting such information as is specified in the Company’s Articles of Incorporation.  If the proposal is not made in accordance with the terms of the Articles of Incorporation, such proposal will not be acted upon at the Annual Meeting.  The SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise stockholders how management intends to vote.  No stockholder proposals were received by the Company in connection with the 2012 Annual Meeting.

ANNUAL REPORTS

A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2011 accompanies this Proxy Statement.  Except for “Item 11. Executive Compensation” of the Form 10-K for the year ended December 31, 2011, which is incorporated herein by reference, such Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, the Company will furnish to any stockholder, without charge, a copy of the Company’s Annual Report on Form 10-K for fiscal 2011 required to be filed under the Exchange Act.  Such written requests should be directed to Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.  You may also view the Annual Report on the Company’s website at www.transwc.com under “Investor Relations” or Form 10-K on the website of the SEC at www.sec.gov.

FORWARD LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding services, product development, product potential or financial performance. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors and cautionary statements in Item 1A. “Risk Factors” and Item 7A. “Quantitative and Qualitative Disclosures About Market Risk” of the Company’s Form 10-K for the year ended December 31, 2011, and in our periodic reports on Form 10-Q and current reports on Form 8-K, if any, which provisions the Company incorporates herein by reference.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a Director if the Board’s nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting.  Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the discretion of the persons voting the proxies.

The Company may solicit proxies by mail, advertisement, telephone, facsimile and personal solicitation.  The cost of this solicitation of proxies will be borne by the Company.  The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company’s Common Stock. Directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation.

By Order of the Board of Directors

Rami S. Ramadan

President, Chief Executive Officer and

Chief Financial Officer

April 20, 2012

TRANS WORLD CORPORATION April 20, 2012 Dear Stockholder: You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the law offices of Elias, Matz, Tiernan & Herrick L.L.P., 734 15th Street, N.W., 11th Floor, Washington, D. C. 20005 on Wednesday, May 30, 2012 at 10:00 a.m. Eastern time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying proxy materials. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the attached Proxy Statement, the Board unanimously recommends that you vote “FOR” the Board’s nominees for director, and “FOR” the ratification of Rothstein, Kass & Company P.C. as the independent registered public accountants for the Company’s fiscal year ending December 31, 2012. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have. It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend. Your continued support of, and interest in, Trans World Corporation are greatly appreciated. Sincerely, Rami S. Ramadan President, Chief Executive Officer and Chief Financial Officer .FOLD AND DETACH HERE AND READ THE REVERSE SIDE. REVOCABLE PROXY TRANS WORLD CORPORATION ANNUAL MEETING OF STOCKHOLDERS May 30, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2012 AND AT ANY ADJOURNMENT THEREOF. The undersigned, being a stockholder of Trans World Corporation (the “Company”) as of April 18, 2012, hereby acknowledges the receipt of the Notice of Annual Meeting and Proxy Statement relating to the subject Annual Meeting and hereby authorizes Rami S. Ramadan, Malcolm M.B. Sterrett, or any successors thereto as proxy with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the law offices of Elias, Matz, Tiernan & Herrick L.L.P., 734 15th Street, N.W., 11th Floor, Washington, D. C. 20005 on Wednesday, May 30, 2012 at 10:00 a.m. Eastern time, and at any adjournment of said meeting, and thereat to vote all shares the undersigned is entitled to vote and to act with respect to all votes that the undersigned would be entitled to cast, if then personally present. This proxy revokes all prior proxies with respect to the Annual Meeting. If your address has changed, please correct the address in the space provided below. I PLAN TO ATTEND THE ANNUAL MEETING: YES NO (Continued, and to be marked, dated and signed, on the other side.)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” BOTH PROPOSALS. YOU MUST SIGN AND DATE ON THE SIGNATURE LINE AT THE BOTTOM OF THIS CARD FOR YOUR VOTE TO BE COUNTED! .FOLD AND DETACH HERE AND READ THE REVERSE SIDE. REVOCABLE PROXY - TRANS WORLD CORPORATION SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED, BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS BELOW. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. FOR WITHHOLD ALL AUTHORITY 1. ELECTION OF DIRECTORS To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the following list: (1) Geoffrey B. Baker (2) Timothy G. Ewing (3) Julio E. Heurtematte, Jr. (4) Rami S. Ramadan (5) Malcolm M.B. Sterrett. 2. PROPOSAL to ratify the appointment by the Board of Directors of Rothstein, Kass & Company, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012. FOR AGAINST ABSTAIN 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature Signature Date Please sign above exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give full title. When shares are held jointly, only one holder needs to sign. Please act promptly. Sign, date and mail your proxy card today.